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                                                                  EXECUTION COPY
                                                      Proprietary & Confidential

                        ASSIGNMENT AND SECURITY AGREEMENT

     ASSIGNMENT AND SECURITY AGREEMENT (this "Security Agreement"), dated as of June 27, 2001, by WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust (the "Trustee"), in favor of CITICORP USA, INC., as Agent (the "Agent"), for its benefit and for the benefit of the Holders from time to time of the Notes and Certificates (as such terms are defined in the Participation Agreement referred to below).

                             Preliminary Statements

     A. The Trustee will finance the acquisition of its interests in the Properties by issuing the Notes and Certificates.

     B. It is a condition precedent to the purchase of the Notes and Certificates and the consummation of the transactions contemplated by the Operative Documents that the Trustee grant the assignment and security interest contemplated by this Security Agreement to the Agent for its benefit and for the benefit of the Holders from time to time of the Notes and the Certificates.

     NOW, THEREFORE, in consideration of the agreements contained herein, and in order to induce the Holders to purchase the Notes and Certificates, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Participation Agreement dated as of June 27, 2001 among Rite Aid Realty Corp., Rite Aid Corporation, the Trustee, the Persons named therein as Note Holders and Certificate Holders and the Agent (the "Participation Agreement"). In addition, the rules of construction set forth in Part I of Appendix A to the Participation Agreement shall apply to this Security Agreement.

     2. Creation of Security Interest. As security for the full payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations of the Trustee to the Note Holders, the Certificate Holders and the Agent under the Operative Documents, whether for principal, interest, Certificate Amount, Distributions, fees, expenses or otherwise, including any extensions or renewals thereof or replacements therefor (the "Obligations"), the Trustee hereby assigns and grants to and creates in favor of the Agent, for its benefit and the ratable benefit of the Holders from time to time of the Notes and Certificates, in accordance with the

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                                               ASSIGNMENT AND SECURITY AGREEMENT
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priorities set forth in the Participation Agreement, a lien on and first priority security interest (the "Security Interest") in and to the following collateral, whether now existing or hereafter acquired: (a) the Parent Guaranty,
(b) the Security Agreement, (c) all of its direct and indirect interests and rights in, to and under the Intercreditor Agreement and (d) the Lease, including the Lease Supplements and all rights and remedies of the Trustee as Lessor thereunder in the event that the Lease is determined to be, and is recharacterized as, a mortgage, security agreement and/or other financing document securing or evidencing a financing transaction (collectively, the "Assigned Agreements"), includ ing (1) all rights of the Trustee (as Lessor or otherwise) to receive moneys due and to become due under or pursuant to the Assigned Agreements, (2) all claims of the Trustee for damages arising out of or for breach of or default under the Assigned Agreements, (3) all rights of the Trustee to terminate, amend, supplement, modify or waive performance of the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (4) all proceeds of any Assigned Agreement, and (e) such portion of the Properties that do not constitute real property and are covered by the Mortgages (collectively, the "Covered Property") and all additions thereto and renewals and replacements thereof and all substitutions therefor which are now owned or hereafter acquired by the Trustee, or in which the Trustee has or will have an interest, and all proceeds of the Covered Property and any rights to any insurance policies covering the Covered Property (the Covered Property, all proceeds therefrom and the Assigned Agreements being referred to collectively as the "Collateral"); provided that until the occurrence of an Event of Default (as defined in the Loan Agreement), the Trustee may exercise all of its rights, interests and benefits under the Assigned Agreements in any lawful manner.

     3. Rights and Remedies Upon Event of Default. During the continuance of an Event of Default (as defined in the Loan Agreement), the Agent may, upon the direction of the Majority Holders in accordance with and subject to the limitations of Article VI of the Participation Agreement: (i) foreclose this Security Agreement, and thereafter exercise all of the Trustee's rights, interests and benefits under the Collateral in any manner permitted by Law and
(ii) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code of the State of New York (the "UCC"), including the right to take possession of and sell the Covered Property or any portion thereof, and to take such other measures as the Agent may deem necessary for the care, protection and preservation thereof. The Trustee will pay to the Agent, as provided in Section
9.13 of the Participation Agreement, any and all reasonable expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by the Agent in protecting its interest in the Collateral and in enforcing its rights

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                                               ASSIGNMENT AND SECURITY AGREEMENT
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hereunder with respect thereto. Any notice of sale, disposition or other intended action by the Agent with respect to such of the Collateral as is governed by the UCC sent to the Trustee in accordance with the provisions hereof at least five (5) days prior to such action, will constitute reasonable notice to the Trustee, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the UCC unless objected to by the Trustee within five (5) days after receipt by the Trustee of such notice. The proceeds of any disposition of the Collateral will be applied by the Agent to the payment of the Obligations in such priority and proportions as set forth in the Participation Agreement. Notwithstanding the foregoing, the Trustee will not be liable for any deficiency if the proceeds realized from the Collateral are insufficient to pay the Obligations.

     4. No Duty on Agent's Part. The powers conferred on the Agent hereunder are solely to protect the Agent's interests in the Collateral and will not impose any duty upon it to exercise any such powers. The Agent will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents will be responsible to the Trustee or the Holders for any act or failure to act hereunder, except for its own gross negligence or willful misconduct or as otherwise provided by applicable Law.

     5. Termination; Release of Security Interest. This Security Agreement will terminate, and all of the Collateral will be released automatically from the Security Interest granted hereby, upon the satisfaction in full of all of the Obligations.

     6. Miscellaneous.

     (a) Successors. This Security Agreement will be binding upon the parties and their respective successors, assigns and legal representatives.

     (b) Notices. Any notice, request, approval, consent, order, instruction, direction, report or other communication under this Security Agreement given by either party to the other party will be in writing and will be delivered in the manner set forth in Section 9.02 of the Participation Agreement.

     (c) Amendments. No waiver, amendment or modification of any of the provisions of this Security Agreement will be valid unless set forth in a written instrument signed by each of the parties hereto in accordance with the provisions of Section 9.04 of the Participation Agreement.

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                                               ASSIGNMENT AND SECURITY AGREEMENT
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     (d) Interpretation. All section, subsection and paragraph captions are for convenience of reference only and will not affect the construction of any provisions hereof.

     (e) Applicable Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     (f) Further Assurances. Each of the parties hereto agrees that it will promptly and duly execute and deliver to the other party hereto such documents and assurances and take such further action as such other party may from time to time reasonably request to carry out more effectively the intent and purpose of this Security Agreement, or to establish and protect the rights and remedies created or intended to be created hereunder in favor of any party.

     (g) Counterparts. This Security Agreement may be executed in multiple counterparts, each of which, taken together, will constitute a single fully executed original.

     (h) Exculpation of the Trustee. It is expressly agreed, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trustee are made and intended not as personal representations, warranties, covenants, undertakings and agreements by the Trustee, or for the purpose or with the intention of binding the Trustee, personally, but are made and intended for the purpose of binding only the Trust Estate. No personal liability or personal responsibility is assumed by or will at any time be asserted or enforceable against the Trustee on account of this Security Agreement or on account of any representation, warranty, covenant, undertaking or agreement of the Trustee, whether expressed or implied herein, all such personal liability, if any, being expressly waived and released by the Agent and by all Persons claiming by, through or under it.

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                                               ASSIGNMENT AND SECURITY AGREEMENT
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     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective Officers thereunto duly authorized, as of the day and year first above written.

                              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust

                              By: ______________________________
                                  Name:
                                  Title:


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                                               ASSIGNMENT AND SECURITY AGREEMENT
                                                      Proprietary & Confidential


                              CITICORP USA, INC., as Agent


                              By: ______________________________
                                  Name:
                                  Title: